                                                                    EXHIBIT 99.2

                                 AMENDMENT NO. 3

         AMENDMENT No. 3 (this "Amendment") dated as of August 15, 2002, under the $300,000,000 Credit Agreement dated as of April 20, 2001 (as heretofore amended, the "Credit Agreement") among KINDRED HEALTHCARE OPERATING, INC. (formerly named Vencor Operating, Inc.) (the "Borrower"), KINDRED HEALTHCARE, INC. (formerly named Vencor, Inc.) ("Kindred"), the LENDERS party thereto and JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank, successor-by-merger to Morgan Guaranty Trust Company of New York), as Administrative Agent and Collateral Agent.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement, as provided herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         Section 2. Defined Terms. (a) The definition of "Temporary Cash Investment" in Section 1.01 of the Credit Agreement is amended by inserting the phrase "or one of its agencies" after the words "United States" in the proviso to clause (i), by replacing the reference to "S&P and" in clause (v) with a reference to "S&P," and by inserting the following new clause at the end of such definition: "and (vii) corporate bonds issued by a corporation (other than any Ventas Company, any Vencor Company or any Affiliate) organized under the laws of the United States or any State thereof with a rating of "A2" (or higher) by Moody's or "A" (or higher) by S&P, maturing within 60 months from the date of acquisition; provided that the aggregate market value of investments of the type described in clauses (iv) and (vii) shall be limited at all times to no more than 40% of the aggregate market value of all Temporary Cash Investments at such time, and the aggregate market value of such investments in any one issuer shall be limited at all times to no more than 5% of the aggregate market value of such investments at such time".

         Section 3. Capital Expenditures. The table appearing in Section 6.04 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  Fiscal Year                          Amount
                  -----------                          ------
                  2001                                 $ 75,000,000
                  2002                                 $ 75,000,000
                  2003                                 $ 90,000,000
                  2004                                 $ 90,000,000
                  2005                                 $ 95,000,000
                  2006                                 $ 95,000,000
                  2007                                 $100,000,000
                  2008                                 $100,000,000

         Section 4. Restricted Payments. Section 7.07(a)(ii) is amended to read in full as follows:
         "the Issuer may declare or make Restricted Payments to Vencor for the purchase, redemption or other acquisition or retirement for value (any of the foregoing, a "permitted acquisition") of Equity Interests of Vencor; provided that the aggregate amount paid to Vencor pursuant to this clause (ii) for the permitted acquisitions of such Equity Interests held by (A) officers, directors or employees or former officers, directors or employees (or their estates or beneficiaries under their estates), upon death, disability, retirement, severance or termination of employment and (B) Ventas, to the extent required to satisfy the requirements of Article XII of Vencor's Amended and Restated Certificate of Incorporation does not exceed an aggregate amount of $500,000; and provided further that the aggregate amount paid to Vencor pursuant to this clause (ii) does not exceed an aggregate amount of $35,500,000;"

         Section 5. Prepayment. The Borrower hereby agrees that, on the Amendment Effective Date (as defined below), it shall prepay Loans pursuant to
Section 2.07 of the Credit Agreement in an aggregate principal amount of at least $50,000,000, together with accrued and unpaid interest thereon to the extent required by Section 2.07(c) of the Credit Agreement (the "Prepayment"). The Required Lenders waive any further notice of such prepayment that would otherwise be required by Section 2.07 of the Credit Agreement. The Prepayment shall be subject to Section 2.08(c) of the Credit Agreement.

         Section 6. Representations Correct; No Default. Kindred and the Borrower each represents and warrants that (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Amendment Effective Date as though made on and as of such date, (ii) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Amendment Effective Date and (iii) the Prepayment is permitted under the terms of the Exit Facility.

         Section 7. Counterparts; Effectiveness. (a) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         (b) This Amendment shall become effective as of the date hereof on the date (the

"Amendment Effective Date") when the Administrative Agent shall have received
(i) the Prepayment and (ii) duly executed counterparts hereof signed by Kindred, the Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Lender).

         (c) No later than the first Business Day after the Fee Determination Date (as defined below), the Borrower shall pay the Administrative Agent, in immediately available funds for the account of each Lender that has evidenced its agreement hereto as provided in clause (b) by 2:00 P.M. (New York City time) on the later of (i) August 26, 2002 and (ii) the date the Administrative Agent issues a notice to the Lenders saying this Amendment has become effective (such later date, the "Fee Determination Date"), an amendment fee in an amount equal to 0.10% of the aggregate outstanding principal amount of such Lender's Loans (as of the Amendment Effective Date (after giving effect to the Prepayment)).

         (d) Except as expressly set forth herein, the waivers and amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         Section 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                             KINDRED HEALTHCARE OPERATING, INC.


                             By:  /s/ Richard A. Lechleiter
                                  ----------------------------------------------
                             Name:    Richard A. Lechleiter
                             Title:   Senior Vice President, Chief Financial
                                      Officer and Treasurer

                             KINDRED HEALTHCARE, INC.


                             By:  /s/ Richard A. Lechleiter
                                  ----------------------------------------------
                             Name:    Richard A. Lechleiter
                             Title:   Senior Vice President, Chief Financial
                                      Officer and Treasurer

                             JPMORGAN CHASE BANK,
                             as Administrative Agent and as Lender

                             By:  /s/ Dawn Lee Lum
                                  ---------------------------------------
                             Name:    Dawn Lee Lum
                             Title: Vice President

                             AIM FLOATING RATE FUND

                             By:  INVESCO Senior Secured Management, Inc.
                                  As Attorney in fact

                             By:  /s/ Thomas H. B. Ewald
                                 -------------------------------------------
                                 Name:  Thomas H. B. Ewald
                                 Title: Authorized Signatory

                             AVALON CAPITAL LTD.

                             By:  INVESCO Senior Secured Management, Inc.
                                  As Portfolio Advisor

                             By:  /s/ Thomas H. B. Ewald
                                 -------------------------------------------
                                 Name:  Thomas H. B. Ewald
                                 Title: Authorized Signatory

                             AVALON CAPITAL LTD. 2

                             By:  INVESCO Senior Secured Management, Inc.
                                  As Portfolio Advisor

                             By:  /s/ Thomas H. B. Ewald
                                 -------------------------------------------
                                 Name:  Thomas H. B. Ewald
                                 Title: Authorized Signatory

                             BEAR STEARNS & CO., INC.


                             By: /s/ John E. McDermott
                                ------------------------------------------------
                             Name:  John E. McDermott
                             Title: Senior Managing Director

                             BANK OF AMERICA, N.A.


                             By: _________________________
                             Name:
                             Title:

                             CERES II FINANCE LTD.

                             By:  INVESCO Senior Secured Management, Inc.
                                  As Sub-Managing Agent (Financial)

                             By: /s/ Thomas H. B. Ewald
                                 -------------------------------------------
                                 Name:  Thomas H. B. Ewald
                                 Title: Authorized Signatory

                             CHARTER VIEW PORTFOLIO

                             By:  INVESCO Senior Secured Management, Inc.
                                  As Investment Advisor

                             By: /s/ Thomas H. B. Ewald
                                 -------------------------------------------
                                 Name:  Thomas H. B. Ewald
                                 Title: Authorized Signatory

                             DB STRUCTURED PRODUCTS, INC.


                             By: /s/ Frederick S. Haddad
                                ------------------------------------------------
                             Name:  Frederick S. Haddad
                             Title:

                             GOLDENTREE HIGH YIELD MASTER FUND, LTD


                             By: /s/ Frederick S. Haddad
                                  ------------------------------
                             Name:  Frederick S. Haddad
                             Title:

                             CONTINENTAL CASUALTY COMPANY


                             By:/s/  Richard W. Dubberke
                                  ----------------------------------
                             Name:  Richard W. Dubberke
                             Title: Vice President

                             PRESIDENT & FELLOWS OF HARVARD
                             COLLEGE

                             BY:  REGIMENT CAPITAL MANAGEMENT,
                                    LLC, as its Investment Advisor

                             By:  REGIMENT CAPITAL ADVISORS, LLC
                                    Its Manager and pursuant to delegated
                                    authority

                             By:  /s/ Timothy S. Peterson
                                  ---------------------------------------
                             Name:  Timothy S. Peterson
                             Title: President

                             REGIMENT CAPITAL, LTD.


                             BY:  REGIMENT CAPITAL MANAGEMENT,
                                    LLC, as its Investment Advisor

                             By:  REGIMENT CAPITAL ADVISORS, LLC
                                    its manager and pursuant to delegated
                                    authority

                             By:  /s/ Timothy S. Peterson
                                  -----------------------------------------
                             Name:  Timothy S. Peterson
                             Title: President

                             SUNAMERICA CORPORATION

                             By: ____________________________
                             Name:
                             Title:

                             DIVERSIFIED CREDIT PORTFOLIO LTD.

                             By: INVESCO Senior Secured Management, Inc.
                                 as Investment Adviser


                             By: /s/ Thomas H. B. Ewald
                                 ---------------------------------------
                             Name:   Thomas H. B. Ewald
                             Title:  Authorized Signatory

                              CERBERUS PARTNERS, L.P.


                              By:  Cerberus Associates L.L.C.
                              Its: General Partner


                              By: /s/ Mark A. Neporent
                                  -----------------------------------
                              Name:   Mark A. Neporent
                              Title:  Vice President

                             AG CAPITAL FUNDING PARTNERS, L.P.


                             By: /s/ John W. Fraser
                                 ---------------------------------------
                             Name: John W. Fraser
                             Title: Managing Director

                             LCM I LIMITED PARTNERSHIP

                             BY:  LYON CAPITAL MANAGEMENT, LLC,
                                      As Attorney-In-Fact

                             By:  /s/ Farboud Tavangar
                                  ---------------------------------------
                             Name: Farboud Tavangar
                             Title:  Senior Portfolio Manager

                             NORTHWOODS CAPITAL III, LIMITED


                             By:  /s/ John W. Fraser
                                  ---------------------------------------
                             Name:  John W. Fraser
                             Title: Managing Director

                             NORTHWOODS CAPITAL II, LIMITED


                             By:  /s/ John W. Fraser
                                  ----------------------------------
                             Name: John W. Fraser
                             Title: Managing Director

                             NORTHWOODS CAPITAL, LIMITED


                             By:/s/ John W. Fraser
                                  ---------------------------------------
                             Name: John W. Fraser
                             Title: Managing Director

                             EMERALD ORCHARD LIMITED

                             By:________________________________________
                             Name:
                             Title:

                             CREDIT SUISSE FIRST BOSTON INTERNATIONAL

                             By: /s/ Martin Crabtree
                                -----------------------------------------------
                             Name:  Martin Crabtree
                             Title: Vice President, Operations


                             By: /s/ Susan Rennie
                                -----------------------------------------------
                             Name:  Susan Rennie
                             Title: Vice President, Operations

                             FOOTHILL INCOME TRUST II, L.P.

                             By:  FIT2 GP LLC, its General Partner

                             By: /s/ M. E. Stearns
                                -----------------------------------------------
                             Name:  M. E. Stearns
                             Title: Managing Member

                             HIGHLAND LEGACY LIMITED

                             By:_____________________________________
                             Name:
                             Title:

                             HIGHLAND LOAN FUNDING V LTD.

                             By:___________________________________
                             Name:
                             Title:

                             GOLDENTREE HIGH YIELD OPPORTUNITIES
                             I, L.P.

                             By: /s/ Frederick S. Haddad
                                -----------------------------------------------
                             Name:  Frederick S. Haddad
                             Title:

                             GOLDENTREE HIGH YIELD OPPORTUNITIES
                             II, L.P.


                             By:  /s/ Frederick S. Haddad
                                  ---------------------------------------
                             Name:  Frederick S. Haddad
                             Title:

                             RESTORATION FUNDING CLO, LTD.

                             By: __________________________
                             Name:
                             Title:

                             SEQUILS-LIBERTY, LTD.

                             By:  INVESCO Senior Secured Management, Inc.
                                  As Collateral Manager

                             By: /s/ Thomas H. B. Ewald
                                ------------------------------------------------
                             Name:  Thomas H. B. Ewald
                             Title: Authorized Signatory

                             VAN KAMPEN PRIME RATE INCOME TRUST

                             By:  /s/ Brad Langs
                                  --------------------------------
                             Name:  Brad Langs
                             Title: Vice President

                             VAN KAMPEN SENIOR INCOME TRUST

                             By:  /s/  Brad Langs
                                  -------------------------------
                             Name: Brad Langs
                             Title: Vice President

                             VAN KAMPEN SENIOR FLOATING RATE
                             FUND

                             By: /s/ Brad Langs
                                  ---------------------------------
                             Name:  Brad Langs
                             Title: